INCREASE OF TOTAL COMMITMENT
AND
AMENDMENT NO. 1
to the
AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT AGREEMENT

This INCREASE OF TOTAL COMMITMENT AND AMENDMENT NO. 1, dated as of October 28, 2005 (the "Amendment"), to the AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT AGREEMENT is by and among (a) BORDERS GROUP, INC. (“BGI”), a Michigan corporation, BORDERS, INC., a Colorado corporation (“Borders”), WALDEN BOOK COMPANY, INC., a Colorado corporation (“Walden”), BGP (UK) LIMITED, a company with limited liability organized under the laws of England (“BGP (UK)” and together with BGI, Borders and Walden, the “Co-Borrowers”), (b) BORDERS (UK) LIMITED, a company with limited liability organized under the laws of England (the “UK Borrower”), (c) BORDERS AUSTRALIA PTY LIMITED, a company organized under the laws of Australia (the “Australian Borrower”), (d) any other Subsidiary of BGI which becomes a Borrower hereunder pursuant to §5.16 (together with the Co-Borrowers, the UK Borrower and the Australian Borrower, the “Borrowers”), (e) the lending institutions listed from time to time on Schedule 1 (the “Lenders”), (f) FLEET RETAIL GROUP, LLC (formerly known as Fleet Retail Group, Inc.), as administrative agent and as collateral agent for itself and such other lending institutions (the “Administrative Agent”), (g) JPMORGAN CHASE BANK, N.A. and WELLS FARGO RETAIL FINANCE, LLC, each as a syndication agent for itself and such other lending institutions (collectively, the "Co-Syndication Agents"), (h) GENERAL ELECTRIC CAPITAL CORPORATION and NATIONAL CITY BUSINESS CREDIT, INC., each as documentation agent for itself and such other lending institutions (collectively, the "Co-Documentation Agents") and (i) BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, as an Issuing Bank hereunder, and with BANC OF AMERICA SECURITIES LLC and JPMORGAN SECURITIES INC., as Co-Lead Arrangers. Capitalized terms used herein and not otherwise defined shall be defined as provided in §1.

WHEREAS, the Borrowers, the Lenders, and the Agents are parties to that certain Amended and Restated Multicurrency Revolving Credit Agreement dated as of July 30, 2004 (as amended and in effect from time to time, the “Credit Agreement”);

WHEREAS, each of the Lenders have agreed to increase their Commitments pursuant to §2.3.2 of the Credit Agreement thus increasing the Total Commitment to $700,000,000;

WHEREAS, at the Borrowers’ request, the Lenders and the Agents, subject to the terms and conditions hereof, have agreed to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, the Borrowers, the Lenders and the Agents hereby agree as follows:

§1. Defined Terms. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

§2. Amendments to the Credit Agreement. On the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)  Amendment of “Aggregate Borrowing Base” Definition.  The definition of “Aggregate Borrowing Base” set forth in §1.1 of the Credit Agreement is amended by (i) deleting the reference to “85%” in clause (a) of such definition (relating to Eligible Credit Card Receivables) and substituting “90%” in lieu thereof; (ii) deleting the reference to “73%” in clause (b)(y)(i) of such definition and substituting “71%” in lieu thereof; (iii) deleting the text “September 1 of any year through November 30 of such year” in clause (b)(y)(i) of such definition and substituting “October 1 of any year through December 31 of such year” in lieu thereof; and (iv) deleting the reference to “66%” in clause (b)(y)(ii) of such definition and substituting “64%” in lieu thereof.

(b)  Amendment of “Applicable Margin” Definition.  The definition of “Applicable Margin” set forth in §1.1 of the Credit Agreement is amended by deleting the table set forth therein and substituting in place thereof the table set forth below:

Level	Excess Availability	Base Rate Loans	Eurocurrency Rate Loans	Standby Letter of Credit Fees	Documentary Letter of Credit Fees
I	Greater than or equal to $250,000,000	0%	1.00%	1.00%	0.500%
II	Greater than or equal to $100,000,000 but less than $250,000,000	0%	1.25%	1.25%	0.625%
III	Less than $100,000,000	0%	1.50%	1.50%	0.750%

(c)  Amendment of “Authorized Officers” Definition.  The definition of “Authorized Officers” set forth in §1.1 of the Credit Agreement is amended by adding the text “, Associate Director, Treasury“ immediately after the text “Vice President - Finance and Asset Protection” in such definition.

(d)  Amendment of “Domestic Borrowing Base” Definition.  The definition of “Domestic Borrowing Base” set forth in §1.1 of the Credit Agreement is amended by (i) deleting the reference to “85%” in clause (a) of such definition (relating to Eligible Credit Card Receivables) and substituting “90%” in lieu thereof; (ii) deleting the reference to “73%” in clause (b)(y)(i) of such definition and substituting “71%” in lieu thereof; (iii) deleting the text “September 1 of any year through November 30 of such year” in clause (b)(y)(i) of such definition and substituting “October 1 of any year through December 31 of such year” in lieu thereof; and (iv) deleting the reference to “66%” in clause (b)(y)(ii) of such definition and substituting “64%” in lieu thereof.

(e)  Amendment of “Foreign Sublimit” Definition.  The definition of “Foreign Sublimit” set forth in §1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Foreign Sublimit. $200,000,000 (or the Optional Currency equivalent thereof); provided that, upon the effectiveness of the Borders Ireland Joinder, the Foreign Sublimit shall be increased to $300,000,000 (or the Optional Currency equivalent thereof).”

(f)  Amendment of “Maturity Date” Definition.  The definition of “Maturity Date” set forth in §1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Maturity Date. October 28, 2010, as the same may be extended in the sole discretion of the Lenders pursuant to §2.11.”

(g)  Amendment of “Total Commitment” Definition.  The definition of “Total Commitment” set forth in §1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time. On the First Amendment Effective Date, the Total Commitment shall be $700,000,000 as a result of an increase in the Total Commitment in accordance with §2.3.2. The Total Commitment may not be increased further under §2.3.2.”

(h)  New Definitions.  The Credit Agreement is amended by adding the following new definitions in the appropriate alphabetical order to §1 of the Credit Agreement:

Borders Ireland. Borders Books Limited Ireland, a company with limited liability organized under the laws of Ireland.

Borders Ireland Joinder. The joinder transaction whereby Borders Ireland shall join this Agreement and the other Loan Documents as an “Irish Borrower” upon the satisfaction of the conditions to effectiveness set forth in §8 of the First Amendment.

European Borrower. Each of the UK Borrower and the Irish Borrower.

European Guaranteed Obligations. See §6.1.

First Amendment. That certain Increase in Total Commitment and Amendment No. 1 to this Agreement, dated as of the First Amendment Effective Date, by and among the Borrowers, the Agents and the Lenders.

First Amendment Effective Date. October 28, 2005.

Irish Borrower. Upon the effectiveness of the Borders Ireland Joinder, Borders Ireland.

Irish Loans. Revolving credit loans made or to be made by the Lenders to the Irish Borrower pursuant to §2.1.1.

Irish Note. See §2.6.5.

Irish Note Record. A Record with respect to an Irish Note.

Irish Obligations. Indebtedness, obligations and liabilities of the Irish Borrower to any of the Lenders, any Affiliate of any Lender, any of the Agents and any Issuing Bank individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or any Hedging Agreement or any Cash Management Services or in respect of any of the European Loans made to the Irish Borrower or Reimbursement Obligations incurred in respect of Letters of Credit issued for the account of the Irish Borrower or any of the Irish Notes, Letter of Credit Applications, Letters of Credit or other instruments at any time evidencing any thereof.

Irish Security Documents. All instruments, agreements, and/or documents necessary or advisable under applicable law to create, establish and/or perfect a security interest in the Collateral owned by the Irish Borrower, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(i)  Amendments Relating to the Addition of the Irish Borrower.

(i)  Amendment to Definition of “Borrowers”. The definition of “Borrowers” set forth in §1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

Borrower(s). As defined in the preamble hereto, and including, upon the effectiveness of the Borders Ireland Joinder, the Irish Borrower.

(ii)  Amendment to Definition of “Security Documents”. The definition of “Security Documents” set forth in §1.1 of the Credit Agreement is amended by inserting the text “, the Irish Security Documents” immediately after the words “the U.K. Security Documents” in such definition.

(iii)  Amendment to Definition of “Notes”. The definition of “Notes” set forth in §1.1 of the Credit Agreement is amended by inserting the text “, the Irish Notes” immediately after the words “the U.K. Notes” in such definition.

(iv)  Amendment to Definition of “Obligations”. The definition of “Obligations” set forth in §1.1 of the Credit Agreement is amended by inserting the text “, the Irish Obligations” immediately after the words “the Australian Obligations” in such definition.

(v)  Amendment to Definition of “Revolving Credit Loans”. The definition of “Revolving Credit Loans” set forth in §1.1 of the Credit Agreement is amended by inserting the text “, the Irish Loans” immediately after the words “the Australian Loans” in such definition.

(vi)  Amendments to §2.1.1 of the Credit Agreement. Section 2.1.1 of the Credit Agreement is amended by (A) inserting the text “, the Irish Loans” immediately after the words “the Australian Loans” in such section and (B) inserting the text “, the Irish Borrower” immediately after the words “the U.K. Borrower” in such section.

(vii)  Amendment to §2 of the Credit Agreement. Section 2 of the Credit Agreement is amended by (A) renumbering existing §§2.6.5 and 2.6.6 as “§2.6.6” and “§2.6.7”, respectively, and (B) adding the following new §2.6.5 immediately following existing §2.6.4:

The Irish Notes.
Upon the request of any Lender to the Irish Borrower, such Lender’s Irish Loans shall be evidenced by separate promissory notes of the Irish Borrower in substantially the form of Exhibit A-5 (with appropriate insertions) (each a “Irish Note”). One Irish Note shall be payable to the order of each such requesting Lender in a principal amount equal to such Lender’s Commitment Percentage of the Foreign Sublimit or, if less, the outstanding amount of all Irish Loans made by such Lender, plus interest accrued thereon, as set forth below. The Irish Borrower irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Irish Loan or at the time of receipt of any payment of principal on such Lender’s Irish Note, an appropriate notation on such Lender’s Irish Note Record reflecting the making of such Irish Loan or (as the case may be) the receipt of such payment.

(viii)  Amendment to §2.9.2(b) of the Credit Agreement. Section 2.9.2(b) of the Credit Agreement is amended by deleting the text “Unless the Co-Borrowers, the Australian Borrower or the UK Borrower, as the case may be” and substituting the text “Unless the applicable Borrower” in lieu thereof.

(ix)  Amendment to §3.1 of the Credit Agreement. Section 3.1 of the Credit Agreement is amended by adding the following new sentence at the end of such section:

“The Irish Borrower promises to pay on the Maturity Date, and there shall become due and payable on the Maturity Date, all of the Irish Loans outstanding to the Irish Borrower on such date, together with any and all accrued and unpaid interest thereon.”

(x)  Amendment to §3.2(a) of the Credit Agreement. Section 3.2(a) of the Credit Agreement is amended by replacing the text “and (B)” in the proviso of such section with the text “, (B)” and adding the following new text at the end of such section: “and (C) any payments by the Irish Borrower shall be applied solely to the Irish Loans or Unpaid Reimbursement Obligations or Reimbursement Obligations in respect of Letters of Credit issued for the account of the Irish Borrower.”

(xi)  Other Amendment to §3.2 of the Credit Agreement. (A) Section 3.2(c) of the Credit Agreement is amended and restated in its entirety as follows:

(c) if the Dollar Equivalent of the sum of (x) the outstanding UK Loans, the Irish Loans and Australian Loans, plus (y) the LC Exposure in respect of Letters of Credit issued for the account of the UK Borrower, the Irish Borrower and/or the Australian Borrower exceeds the Foreign Sublimit, the UK Borrower, the Irish Borrower and the Australian Borrower shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application, (X) in the case of the UK Borrower, first, to any Unpaid Reimbursement Obligations in respect of Letters of Credit issued for the account of a UK Borrower; second, to the UK Loans; and third, to provide to the Administrative Agent Cash Collateral for Reimbursement Obligations in respect of Letters of Credit issued for the account of the UK Borrower as contemplated by §4.2(ii) and (iii), (Y) in the case of the Irish Borrower, first, to any Unpaid Reimbursement Obligations in respect of Letters of Credit issued for the account of the Irish Borrower; second, to the Irish Loans; and third, to provide to the Administrative Agent Cash Collateral for Reimbursement Obligations in respect of Letters of Credit issued for the account of the Irish Borrower as contemplated by §4.2(ii) and (iii), and (Z) in the case of the Australian Borrower, first, to any Unpaid Reimbursement Obligations in respect of Letters of Credit issued for the account of the Australian Borrower; second, to the Australian Loans; and third, to provide to the Administrative Agent Cash Collateral for Reimbursement Obligations in respect of Letters of Credit issued for the account of the Australian Borrower as contemplated by §4.2(ii) and (iii).

and (B) the final paragraph of §3.2 is hereby amended by adding the text “, Irish Note” immediate after the text “UK Note”.

(xii)  Amendments to §4.1.1 of the Credit Agreement. Section 4.1.1 of the Credit Agreement is amended by (A) deleting each reference to “the UK Borrower” in such section and substituting a reference to “any European Borrower” in lieu thereof and (B) inserting the text “and the Irish Loans” immediately after the words “the U.K. Loans” in such section.

(xiii)  Amendments to §4.2 of the Credit Agreement. Section 4.2 of the Credit Agreement is amended by replacing the text “and (c)” in such section with the text “, (c)” and adding the following new text immediately before the colon in the introductory paragraph in such section: “and (d) the Irish Borrower hereby agrees to reimburse or pay to the Administrative Agent, for the account of the applicable Issuing Bank or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Issuing Bank hereunder at the request of the Irish Borrower”

(xiv)  Amendments to §4.3 of the Credit Agreement. Section 4.3 of the Credit Agreement is amended by adding the text “, an Irish Loan in the case of the Irish Borrower” immediately after each reference to “a UK Loan in the case of the UK Borrower” in such section.

(xv)  Amendments to §5.2 of the Credit Agreement. Section 5.2 of the Credit Agreement is amended by deleting the reference to “the UK Borrower” in such section and substituting the text “any European Borrower” in lien thereof.

(xvi)  Amendments to §5.13.2(b) of the Credit Agreement. Section 5.13.2(b) of the Credit Agreement is amended by (A) inserting the text “, the Irish Loans” immediately after the words “the UK Loans” in such section and (B) inserting the text “, the Irish Borrower” immediately after the words “the U.K. Borrower” in such section.

(xvii)  Amendments to §§5.16 and 5.17 of the Credit Agreement. Sections 5.16 and 5.17 of the Credit Agreement are each amended by inserting the text “, the Irish Borrower” immediately after each reference to “the U.K. Borrower” in each such section.

(xviii)  Amendments to §6 of the Credit Agreement. Sections 6 of the Credit Agreement is amended by (A) deleting clause (b) of §6.1 in its entirety and substituting the following new clause (b) in lieu thereof: “(b) the Australian Borrower hereby absolutely, unconditionally and irrevocably guarantees to the Agents, the Issuing Banks and the Lenders, the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the UK Obligations and the Irish Obligations including all such which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code (such obligations collectively being the "European Guaranteed Obligations")”; (B) deleting each reference to “UK Guaranteed Obligations” in such §6 and substituting a reference to “European Guaranteed Obligations” in lieu thereof; (C) inserting the text “in respect of the UK Borrower” in §6.11 in immediately after the reference to “European Guaranteed Obligations” in such section; and (D) inserting the text “the Irish Obligations” in §6.12 in immediately after the reference to “UK Obligations” in such section.

(xix)  Amendment to §8.15.2 of the Credit Agreement. Section 8.15.2 of the Credit Agreement is amended by (X) replacing the text “and (B)” in the proviso of the first sentence of such section with the text “, (B)” and adding the following new text immediately before the period in such sentence: “and (C) any payments by the Irish Borrower shall be applied solely to the Irish Loans or Unpaid Reimbursement Obligations or Reimbursement Obligations in respect of Letters of Credit issued for the account of the Irish Borrower” and (Y) inserting the text “the Irish Borrower” in second sentence of such section immediately after reference to “the UK Borrower” in such sentence.

(xx)  Amendment to §§9.3(f) and 9.5.2(d) of the Credit Agreement. Sections 9.3(f) and 9.5.2(d) of the Credit Agreement are each amended by deleting each reference to “the UK Borrower” in each such section and substituting the text “any European Borrower” in lieu thereof.

(xxi)  Amendment to §13.5 of the Credit Agreement. Section 13.5 of the Credit Agreement is amended by (A) inserting the text “or the Irish Borrower” immediately after the words “the Australian Borrower” in such section and (B) inserting the text “and/or the Irish Obligations, respectively” immediately after the words “the Australian Obligations” in such section.

(xxii)  Exhibit A-5 to the Credit Agreement. The Credit Agreement is amended by adding a new Exhibit A-5 (Form of Irish Note) to the Credit Agreement in the form attached hereto as Annex A.

(j)  Amendment to Schedule 7.7 of the Credit Agreement. The Credit Agreement is amended by deleting the existing Schedule 7.7 to the Credit Agreement and substituting a new Schedule 7.7 (Litigation) to the Credit Agreement in the form attached hereto as Annex B.

§3. Increase in Total Commitment.  Pursuant to §2.3.2 of the Credit Agreement, the Total Commitment is hereby increased from $500,000,000 to $700,000,000 and Schedule 1 to the Credit Agreement is amended by the Administrative Agent and the Borrowers by replacing such schedule with Schedule 1 attached hereto. Effective as of the Effective Date (as defined below), each Lender shall make such dispositions and arrangements with each other Lender with respect to the then outstanding Revolving Credit Loans, participations in Swingline Loans and LC Exposure (the “Adjustment”) as shall result in the amount of Revolving Credit Loans, participations in Swingline Loans and LC Exposure owed to each Lender being equal to the product of such Lender's Commitment Percentage multiplied by the aggregate Revolving Credit Loans, participations in Swingline Loans and LC Exposure outstanding on the Effective Date (the “Adjusted Amount”). Each of the Borrowers and the Guarantors hereby agrees that each Lender's Adjusted Amount shall be Revolving Credit Loans, participations in Swingline Loans and LC Exposure, as the case may be, owed by the applicable Borrowers to such Lender as if such Lender had initially made Revolving Credit Loans, participations in Swingline Loans and extensions of credit relating to LC Exposure under the Credit Agreement to the Borrowers in the amount of the Adjusted Amount. The Borrowers also hereby jointly and severally agree to pay all amounts referred to in §5.10 of the Credit Agreement pursuant to the terms of such §5.10 arising in connection with the Adjustment. Upon the occurrence of the Adjustment, (a) the Administrative Agent shall appropriately adjust its records to reflect each Lender's Adjusted Amount and (b) each of the Lenders shall as soon as practicable return to the Administrative Agent (for further delivery to the Borrowers pursuant to §9 hereof) (i) its existing Australian Note, (ii) its existing UK Note and (ii) its existing Co-Borrower Note if such Lender’s Commitment has increased pursuant to this Amendment, each of which shall be replaced by an amended and restated Australian Note, UK Note or Co-Borrower Note, as applicable, to be delivered in connection with this Amendment and the contemplated increase and reallocation of the Total Commitment. The Lenders shall make any appropriate adjustments in payments received in respect of the Obligations which are allocable to periods prior to the Effective Date directly among themselves as shall be necessary to effect the proper allocation of such payments among the Lenders, reflecting their respective portions of the applicable Obligations held by them from time to time.

§4. Fees.

(a) Amendment Fee.  The Borrowers shall pay to each Lender which returns an executed counterpart signature page to this Amendment to the Administrative Agent on or prior to 5:00p.m. (Boston time) on October 28, 2005, an amendment fee (the “Amendment Fee”) equal to two and one-half (2.5) basis points of such Lender’s Commitment (prior to the effectiveness of the increase in the Total Commitment as contemplated by §3 of this Amendment).

(b) Upfront Fee.  The Borrowers shall pay to the Administrative Agent, for the account of the Lenders (including Fleet Retail Group, LLC) participating in the increase in the Total Commitment, a fee (the “Upfront Fee”) of ten (10) basis points of the aggregate principal amount of the increase in the Total Commitment. Such Upfront Fee shall be for the Lenders’ participation in such increase and shall be payable in full upon the effectiveness of the Amendment.

§5. Affirmation of the Borrowers and Guarantors. Each of the Borrowers hereby affirms its absolute and unconditional promise to pay to each Lender, the Issuing Bank, each Swingline Lender and the Agents the Loans, the Reimbursement Obligations and all other amounts due under the Notes, the Credit Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein. Each of the Guarantors hereby affirms its guaranty of the Obligations in accordance with the provisions of the Guaranty. Each of the Borrowers and the Guarantors confirms and agrees that (i) the obligations of the Borrowers to the Lenders, the Swingline Lenders, the Issuing Bank and the Agents under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term “Credit Agreement” in the Security Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

§6. Conditions to Effectiveness. Upon satisfaction of the following conditions, this Amendment shall be deemed effective as of the date hereof (the “Effective Date”):

(a)  Amendment.  This Amendment shall have been duly executed by the Borrowers, the Guarantors, the Administrative Agent and each of the Lenders and delivered to the Administrative Agent.

(b)  Notes.  Each Lender whose Commitment has increased pursuant to this Amendment shall have received a duly executed amended and restated Co-Borrower Note in the amount of such Lender’s Commitment and, to the extent changes are required, each applicable Lender shall have received a duly executed (i) amended and restated Australian Note in the amount of such Lender’s Commitment Percentage of the Foreign Sublimit and (ii) amended and restated UK Note in the amount of such Lender’s Commitment Percentage of the Foreign Sublimit, which shall, from and after the Effective Date, be deemed to constitute, respectively, the Co-Borrower Notes, the Australian Notes and the UK Notes held by such Lenders as referred to in the Credit Agreement.

(c)  Corporate Action.  The Administrative Agent shall have received certificates of an appropriate officer of each of the Borrowers and their Subsidiaries, dated as of the date hereof, certifying as to (i) no amendments, modifications or supplements to the Governing Documents of any Borrower or Subsidiary and that such Governing Documents are in full force and effect or attaching certified copies of any amendments, modifications or supplements thereto, (ii) all corporate or other organizational actions taken by each of the Borrowers and their Subsidiaries authorizing the execution, delivery, and performance hereof and attaching copies of the board minutes and/or resolutions relating to such authorization, and (iii) the names, titles, incumbency, and specimen signatures of the officers of each of the Borrowers and their Subsidiaries authorized to sign this Amendment on behalf of such Borrower or Subsidiary.

(d)  Opinions of Counsel.  Each of the Lenders, the Agents and the Issuing Banks shall have received a favorable legal opinion addressed to the Lenders, the Agents, and the Issuing Banks dated as of the date hereof, in form and substance satisfactory to the Lenders, Agents and the Issuing Banks, from:

(i)	Dickinson Wright PLLC, counsel to the Borrowers and their Subsidiaries; and
(ii)	Thomas Carney, Esq., General Counsel to the Borrowers and their Subsidiaries.

(e)  Payment of Fees.  The Administrative Agent shall have received payment of the Amendment Fee, the Upfront Fee and all other fees to be paid by the Borrowers upon the effectiveness of this Amendment.

§7. Conditions Subsequent. No later than ten (10) Business Days after the Effective Date, each of the Lenders, the Agents and the Issuing Banks shall have received a favorable legal opinion addressed to the Lenders, the Agents, and the Issuing Banks, in form and substance satisfactory to the Lenders, Agents and the Issuing Banks, from (i) Baker & McKenzie, counsel to the UK Borrower and BGP(UK); and (ii) Baker & McKenzie, Australian counsel to the Australian Borrower. Each of the Borrowers hereby agrees that any failure to satisfy the aforementioned requirements on or prior to the date specified above shall constitute an Event of Default under the Loan Agreement.

§8. Conditions to Effectiveness of Borders Ireland Joinder. Upon satisfaction of the following conditions, the joinder transaction whereby Borders Ireland shall join, and be bound by, the Credit Agreement and the other Loan Documents as an “Irish Borrower” shall be deemed effective:

(a) Borders Ireland’s joinder to the Credit Agreement and the other Loan Documents as an “Irish Borrower” shall not violate any of the terms or conditions of the Senior Note Agreement, the Senior Notes or any documents, agreement and/or instruments related thereto or result in a default or an event of default thereunder.

(b) The Administrative Agent shall have received a Joinder Agreement, in form and substance satisfactory to the Administrative Agent, executed and delivered by Borders Ireland and each of the Borrowers and the Guarantors (the “Borders Ireland Joinder Agreement”).

(c) Each requesting Lender shall receive an executed original Irish Note which has been executed by the Borders Ireland.

(d) The Administrative Agent shall have received a legal opinion of counsel to Borders Ireland, as to the legal, valid and binding nature of the Credit Agreement and the other Loan Documents, as supplemented the Borders Ireland Joinder Agreement and any related documents, and such other matters as the Administrative Agent may reasonably request, in form and substance satisfactory to the Administrative Agent.

(e) The Administrative Agent shall have received copies, certified by a duly authorized officer of Borders Ireland to be true and complete as of the date hereof, of each of (i) the charter or other formation documents of Borders Ireland as in effect on the date of the Borders Ireland Joinder Agreement, (ii) the by-laws or other constitutive documents of Borders Ireland as in effect on the date hereof, (iii) the resolutions of the Board of Directors or a committee or similar governing entity of Borders Ireland authorizing the execution and delivery of the Borders Ireland Joinder Agreement, the other documents executed in connection therewith and Borders Ireland’s performance of all of the transactions contemplated hereby, and (iv) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the Borders Ireland’s name and on its behalf, each of the Borders Ireland Joinder Agreement, the Irish Notes and the other Loan Documents, any Loan Request, and to give notices and to take other action on its behalf under Credit Agreement and the other Loan Documents.

(f) The Administrative Agent shall have received a certificate of an appropriate official of Ireland or other customary documentation of a recent date as to Borders Ireland’s good standing, valid existence and tax payment status.

(g) If any assets of the Irish Borrower are to be included in the Aggregate Borrowing Base, the Administrative Agent shall have received the Irish Security Documents and/or, as appropriate, any other documents, instruments or agreements advisable under applicable law to grant and perfect a first priority security interest in and charge over the assets of Borders Ireland which constitute Collateral, and evidence of insurance in respect of Borders Ireland, in each case, in form and substance satisfactory to the Administrative Agent.

(h) The Administrative Agent shall have received such other agreements, documents or instruments as the Administrative Agent may reasonably request in connection with the Borders Ireland Joinder Agreement, any related documents or the transactions contemplated thereby.

§9. Representations and Warranties. The Borrowers hereby represent and warrant to the Lenders, the Agents and the Issuing Bank as follows:

(a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrowers and their Subsidiaries contained in the Credit Agreement, as amended hereby, are true and correct on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), and no Default or Event of Default has occurred and is continuing.

(b) Authority, No Conflicts, Etc. The execution, delivery and performance of this Amendment and all related documents and the consummation of the transactions contemplated hereby and thereby (a) are within the corporate (or the equivalent company) authority of such Person, (b) have been duly authorized by all necessary corporate (or the equivalent company) proceedings, (c) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers or any of their Subsidiaries and (d) do not conflict with any provision of the Governing Documents of, the Senior Notes Agreement or the Senior Notes or any other agreement or other instrument binding upon, any of the Borrowers or any of their Subsidiaries.

(c) Enforceability of Obligations. This Amendment, the Notes and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of each Borrower and each of their respective Subsidiaries party thereto, enforceable against each Borrower and each of their respective Subsidiaries, in accordance with their respective terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in equity or at law) and an implied covenant of good faith and fair dealing, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

§10. No Other Amendments. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

§11. Return of Superseded Notes. As soon as practicable upon the effectiveness of this Amendment, each Lender holding an Australian Note, UK Note or Co-Borrower Note previously delivered to such Lender under the Credit Agreement (prior to giving effect to this Amendment) that has been superseded and replaced by an amended and restated Australian Note, UK Note or Co-Borrower Note, as applicable, delivered to such Lender pursuant to this Amendment shall return such superseded note, marked “cancelled”, to the Borrowers.

§12. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

§13. Governing Law. THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

§14. Headings, etc. Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment shall constitute a “Loan Document” under the Credit Agreement.

§15. Expenses. The Borrowers jointly and severally hereby agree to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees).

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IN WITNESS WHEREOF, the parties have executed this Amendment under seal as of the date first above written.

BORDERS GROUP, INC.

By: /s/ Edward W. Wilhelm
Name:  Edward W. Wilhelm
Title:  Senior Vice President, Finance and Chief Financial Officer

BORDERS, INC.
WALDEN BOOK COMPANY, INC.

By: /s/ Edward W. Wilhelm
Name: Edward W. Wilhelm
Title: Senior Vice President, Treasurer and Assistant Secretary

BGP (UK) LIMITED
BORDERS (UK) LIMITED

By: /s/ Edward W. Wilhelm
Name: Edward W. Wilhelm
Title: Director

BORDERS AUSTRALIA PTY LTD

By:  /s/ Edward W. Wilhelm
Name: Edward W. Wilhelm
Title:   Director

By:  /s/ Gregory Josefowicz
Name: Gregory Josefowicz
Title:   Director

FLEET RETAIL GROUP, LLC (formerly known as Fleet Retail Group, Inc.), individually and as Administrative Agent

By:  /s/ Kathleen Dimock
Name: Kathleen Dimock
Title: Managing Director

BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, as Issuing Bank

By:  /s/ Kathleen Dimock
Name: Kathleen Dimock
Title: Managing Director

AGREED AND ACKNOWLEDGED

PLANET MUSIC, INC.
BORDERS PROPERTIES, INC.
WALDENBOOKS PROPERTIES, INC.
BORDERS OUTLET, INC.
THE LIBRARY, LTD.
BORDERS ONLINE, INC.

By: /s/Edward W. Wilhelm
Name: Edward W. Wilhelm
Title:  Senior Vice President, Treasurer
and Assistant Secretary

BORDERS FULFILLMENT, INC.

By:  /s/Edward W. Wilhelm
Name: Edward W. Wilhelm
Title:  Senior Vice President, Finance
and Chief Financial Officer

BORDERS ONLINE, LLC

By: BORDERS, INC., its Sole Member

By:  /s/ Edward W. Wilhelm
Name: Edward W. Wilhelm
Title:  Senior Vice President, Treasurer
and Assistant Secretary

JPMORGAN CHASE BANK, N.A.

By:  /s/James L. Sloan
Name: James L. Sloan
Title: Vice President

WELLS FARGO RETAIL FINANCE, LLC

By:  /s/Cory Lofts
Name: Cory Lofts
Title: Account Executive

NATIONAL CITY BUSINESS CREDIT, INC.

By:  /s/ Joseph Kwasny
Name:  Joseph Kwasny
Title: Director

GENERAL ELECTRIC CAPITAL CORPORATION

By:  /s/Joseph Burt
Name: Joseph Burt
Title: Duly Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION

By:  /s/Thomas A. Majeski
Name: Thomas A. Majeski
Title: Vice President

COMERICA BANK

By:  /s/Blake Arnett
Name: Blake Arnett
Title: Account Officer

SUNTRUST BANK

By:  /s/Lauren P. Carrigan
Name: Lauren P. Carrigan
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By:  /s/Jason T. Sylvester
Name: Jason T. Sylvester
Title: Vice President

UNION BANK OF CALIFORNIA N.A.

By:  /s/Michele Mojabi
Name: Michele Mojabi
Title: Vice President

U.S. BANK, NATIONAL ASSOCIATION

By:  /s/Joseph J. Scaglione
Name: Joseph J. Scaglione
Title:  Vice President

LASALLE BANK MIDWEST NATIONAL ASSOCIATION

By:  /s/ Ronald R. Valentine
Name: Ronald R. Valentine
Title:  First Vice President

FIFTH THIRD BANK

By:  /s/Michael Blackburn
Name: Michael Blackburn
Title:  Vice President

THE BANK OF NEW YORK

By:  /s/Scott DeTraglia
Name:  Scott DeTraglia
Title: Assistant Vice President

UBS AG, STAMFORD BRANCH

By:  /s/ Irja R. Otsa
Name: Irja R. Otsa
Title:  Associate Director
    Banking Products
    Services, US

By:  /s/ Joselin Fernandez
Name: Joseline Fernandez
Title:  Associate Director
    Banking Products
    Services, US